SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2008

LITTLEFIELD CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-24805	74-2723809
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
2501 North Lamar Blvd., Austin, Texas	78705
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (512) 476-5141

(Former name or former address, if changed since last report) NA

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition.

The following information is furnished pursuant to Item 2.02, "Results of Operations and Financial Condition."

On March 5, 2008, Littlefield Corporation issued a news release titled "Littlefield Corporation Announces Q4 2007 and CY 2007 Results; Achieves Record Level of Revenue." A copy of that press release is attached as exhibit 99.1 to this report.

Item 9.01     Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.
	99.1	News Release dated March 5, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	March 5, 2008

Littlefield Corporation

		By:	/s/ Richard S. Chilinski
			Name:	Richard S. Chilinski
			Title:	Chief Financial Officer